UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2011

AMERON INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

245 South Los Robles Avenue	91101
Pasadena, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code  (626) 683-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into Material Definitive Agreement.

On March 30, 2011, Ameron International Corporation (the “Company”) executed a Ninth Amendment to its $100.0 million revolving credit facility with six banks (the "Revolver"), such Ninth Amendment being dated and effective as of February 26, 2011. Under the amendment, for purposes of measuring a consolidated fixed charge coverage ratio covenant as at the end of the Company’s first fiscal quarter of 2011, the lenders consented to the exclusion from the ratio of the taxes paid during the quarter with respect to the sale in 2010 of the Company’s TAMCO affiliate.  The consolidated fixed charge coverage ratio was further amended for future periods through the fourth quarter of fiscal 2011 to provide the Company with additional flexibility to meet projected uses of cash through that period.  A copy of the Ninth Amendment to the Revolver is incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 1, 2011.

Item 2.02       Results of Operations and Financial Condition.

On March 30, 2011, the Company issued a press release regarding the Company’s results of operations for the first quarter ended February 27, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 2.03       Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 8.01       Other Events.

On March 30, 2011 the attached announcement was released to the news media.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On April 1, 2011, the Company issued a press release announcing its quarterly dividend.  A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.2	Ninth Amendment to Credit Agreement dated as of February 26, 2011 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 1, 2011).
99.1	News Release dated March 30, 2011
99.2	News Release dated March 30, 2011
99.3	News Release dated April 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AMERON INTERNATIONAL CORPORATION

Dated: April 1, 2011	By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
10.2

Ninth Amendment to Credit Agreement dated as of February 26, 2011 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 1, 2011).

99.1	News Release dated March 30, 2011
99.2	News Release dated March 30, 2011
99.3	News Release dated April 1, 2011

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